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                                                                  Exhibit 32.2


Exhibit 32.2 Certification of Chief Financial Officer pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Laurel Capital Group, Inc.

In connection with the Quarterly Report of Laurel Capital Group, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange commission on the date hereof (the "Report"), I, John A. Howard, Jr., Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

   1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



/s/ John A. Howard, Jr.
-----------------------
John A. Howard, Jr.
Senior Vice President and Chief Financial Officer
November 14, 2003


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